Exhibit 99.1

September 20, 2004

SMITH & WESSON HOLDING CORPORATION Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC.

PRESENTED BY: Roy Cuny - President and CEO John Kelly - Chief Financial Officer AMEX: SWB MARKET CAP: $52.8 million SHARES OUTSTANDING: 31,064,048 SMITH & WESSON HOLDING CORPORATION

POSITION IN THE MARKET Largest U.S. manufacturer of handguns by 25% margin Largest U.S. exporter of handguns Largest manufacturer of handcuffs in the U.S.

VISION INCREASE SHAREHOLDER VALUE (AMEX: SWB $1.79 PER SHARE SEPTEMBER 15, 2004) FOCUS ON THE CORE BUSINESS

SPORTS ENTHUSIASTS TARGET SHOOTERS GAME HUNTERS PERSONAL PROTECTION TARGET MARKETS U.S. AND INTERNATIONAL HOMELAND SECURITY FEDERAL GOVERNMENT LOCAL AGENCIES LAW ENFORCEMENT MILITARY

GO-TO-MARKET SPECIALIZATION OF MARKETING AND SALES RESPONSIBILITIES NEW LAW ENFORCEMENT AND FEDERAL SALES MEDIA INTERACTIONS ADVERTISING/BRAND IMAGING CONSUMER FOCUSED

CONSISTENT THEMATIC ADS

T.V. EXPAND TARGETED DEMOGRAPHICS

PRODUCT INNOVATION FY 2003 9 NEW PRODUCTS FY 2004 9 NEW PRODUCTS FY 2005 MORE NEW PRODUCTS NEW CALIBERS: S&W 500 FAMILY NEW MODELS: 1911 FAMILY/OTHER PISTOLS NEW MATERIALS: SCANDIUM FAMILY NEW WALTHER: G-22 RIFLE EXCITING OUR CUSTOMERS

NEW HANDGUN PRODUCTS FOR 2004 Pistols Model SW1911Sc Model SW1911 Model 22A Revolvers Model 500 - 4'' Barrel Model 325PD Model 351PD

NEW HANDGUN PRODUCTS FOR 2004 Performance Center Model 1911 Model 327 Model 952 Stainless New Combinations Model 642 with Laser Grips Model 637 Carry Combo Model 908S Carry Combo

LICENSING AND BRANDING Leverage the 150-plus-year-old "Smith & Wesson" name Ensure consistent image of Smith & Wesson brand Quality, dependability, American made History, tradition, heritage Safety, security, protection Worldwide brand Forward goal, "increase essence of brand" and build high margin, minimal investment recurring revenue stream Expand consumer awareness of licensed products

SMITH & WESSON AND THE FUTURE INCREASING VALUE FOR STOCKHOLDERS

TRACK RECORD FY 2005 Q1 UPDATE FY 2005 GUIDANCE FINANCIAL PROGRESS

FINANCIAL OVERVIEW (in millions)

FINANCIAL OVERVIEW (in millions)

JULY 31, 2004 JULY 31, 2003 NET PRODUCT SALES $27.8 $28.8 NET INCOME $1.5 $.6 EARNINGS PER SHARE $.04 $.02 FIRST QUARTER RESULTS In millions except per share data

FISCAL 2004 FISCAL 2005 NET PRODUCT SALES $117.9 $123 - $129 NET INCOME $1.4 $5.4 - $6.4 EARNINGS PER SHARE $.04 $.16 - $.19 GUIDANCE FISCAL YEAR 2005 In millions except per share data

2003 2004 2005 4.2 5.7 9 CAPITAL EXPENDITURES (in millions) INVESTING FOR THE FUTURE

FORWARD STRATEGIC PLAN FISCALS YEARS '05, '06, '07 BE CUSTOMER CENTRIC UNMATCHED QUALITY MAXIMIZE OPERATIONAL EFFICIENCY STRENGTHEN BENCH PLANNED AND BEING EXECUTED

ENHANCED DISTRIBUTION NETWORK DEEPEN RELATIONSHIPS WITH DISTRIBUTORS PULL VERSUS PUSH DEALER STRATEGY EXPAND RETAIL OUTLET OPPORTUNITY INCREASE SELECTED ADVERTISING TO DRIVE DEMAND

OPERATIONAL EFFICIENCY HARD LINK BETWEEN STRATEGY AND PRACTICE LEAN MANUFACTURING SINCE 11- 02 LEAN SIX SIGMA SINCE 5- 04 INVENTORY MANAGEMENT PLANT TECHNOLOGY ADVANTAGE PROCESS INNOVATION GROSS MARGINS TURNS QUALITY THROUGHPUT

INVESTMENT HIGHLIGHTS LEADING IN PRODUCT INNOVATION DEEPENING LEAN SIX SIGMA DRIVING OPERATIONAL EXCELLENCE ENHANCING TECHNOLOGY/AUTOMATION IMPLEMENTING MARKETING AND SALES PLAN DRIVING REVENUE, MARGINS, EARNINGS

SMITH & WESSON INNOVATION STRATEGY EXECUTION SHAREHOLDER VALUE

SMITH & WESSON HOLDING CORPORATION AMEX: SWB Smith & Wesson Holding Corporation 2100 Roosevelt Avenue Springfield, MA 01104 Investor Contacts John Kelly, CFO 800-331-0852 Patty Bruner, Investor Relations Christensen 480-614-3009